CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Egidio Robertiello, President of Credit Suisse Alternative Capital Long/Short Equity Fund, LLC (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 10, 2007                     /s/ Egidio Robertiello
      --------------------                 -------------------------------------
                                             Egidio Robertiello, President
                                             (principal executive officer)


I, Sandra DeGaray, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Long/Short Equity Fund, LLC (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 10, 2007                     /s/ Sandra DeGaray
      --------------------                 -------------------------------------
                                             Sandra DeGaray, Chief Financial
                                             Officer and Treasurer
                                             (principal financial officer)